UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2006 (October 31, 2006)

BANCORPSOUTH, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-2.1 Agreement and Plan of Merger
Ex-99.1 October 31, 2006 Press Release

Section 1 — Registrant’s Business and Operations
  Item 1.01 Entry into a Material Definitive Agreement.
     On October 31, 2006, BancorpSouth, Inc. (“BancorpSouth”) and City Bancorp, Inc. (“City Bancorp”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which City Bancorp agreed to merge with and into BancorpSouth (the “Merger”). City Bancorp is a bank holding company headquartered in Springfield, Missouri. The information set forth herein is qualified by its entirety by reference to the text of the Merger Agreement, which is filed as part of this Form 8-K as Exhibit 2.1.
     The Merger Agreement provides that, if the merger is completed, City Bancorp shareholders will have the opportunity to elect to receive in exchange for each individual share of City Bancorp common stock they own immediately prior to completion between 1.4908 and 1.2198 shares of BancorpSouth common stock or a cash payment of $34.08. Holders of more than one share of City Bancorp common stock may elect a combination of cash and common stock consideration. In order to ensure that the Merger qualifies as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, however, regardless of the election of a City Bancorp shareholder, he or she may receive a combination of cash and shares of BancorpSouth common stock that is different than what he or she may have elected, depending on the elections made by other City Bancorp shareholders.
     Consummation of the Merger Agreement is subject to approval by regulatory authorities, approval by the shareholders of City Bancorp and certain other conditions set forth in the Merger Agreement. The Merger is expected to close during the first quarter of 2007 or upon receipt of all regulatory approvals.
     In connection with the proposed merger, BancorpSouth will file a registration statement on Form S-4 with the Securities and Exchange Commission. Shareholders of BancorpSouth and City Bancorp are encouraged to read the registration statement, including the Proxy Statement/Prospectus that will be a part of the registration statement, because it will contain important information about the Merger, BancorpSouth and City Bancorp. After the registration statement is filed with the SEC, it will be available for free, both on the SEC’s web site (www.sec.gov) and from the corporate secretary of each of BancorpSouth and City Bancorp.
Section 7 — Regulation FD
   Item 7.01. Regulation FD Disclosure.
     On October 31, 2006, BancorpSouth issued a press release announcing the Merger. The press release is attached hereto as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
   Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of October 31, 2006, between BancorpSouth, Inc. and City Bancorp, Inc.

Exhibit 99.1	Press Release issued on October 31, 2006 by BancorpSouth, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ L. Nash Allen, Jr.
L. Nash Allen, Jr.
Treasurer and Chief Financial Officer

Date: October 31, 2006

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 31, 2006, between BancorpSouth, Inc. and City Bancorp, Inc.

99.1	Press Release issued on October 31, 2006 by BancorpSouth, Inc.